Exhibit 24.1

POWER OF ATTORNEY

(Citibank Credit Card Issuance Trust Form S-3)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIBANK, N.A., a national banking association, does hereby constitute and appoint Eugene M. McQuade and Ricardo J. Arroyo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, any or all amendments (including post-effective amendments) to such Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of August, 2012.

/s/ Franz B. Humer
Franz B. Humer

POWER OF ATTORNEY

(Citibank Credit Card Issuance Trust Form S-3)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIBANK, N.A., a national banking association, does hereby constitute and appoint Eugene M. McQuade and Ricardo J. Arroyo, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in her name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, any or all amendments (including post-effective amendments) to such Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of August, 2012.

/s/ Joan E. Spero
Joan E. Spero